UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2022

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

51 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2022, the Board of Directors (the “Board”) of SunPower Corporation, a Delaware corporation (the “Company”), appointed Jonathan Fieldsend to serve as a member of the Board, in replacement of Bernadette Baudier, who resigned on April 21, 2022. Ms. Baudier had served as a designee of TotalEnergies Solar INTL SAS (“TotalEnergies Solar,” an affiliate of TotalEnergies SE or “TotalEnergies”), pursuant to the Affiliation Agreement, dated April 28, 2011, as amended, between TotalEnergies Solar and the Company, and Mr. Fieldsend is replacing Ms. Baudier as TotalEnergies Solar’s designee on the Board.

Mr. Fieldsend has served as vice president of corporate PPAs and renewables marketing at TotalEnergies since 2021. He has over 25 years of experience in energy marketing to both residential and business customers at TotalEnergies, during which time he helped develop TotalEnergies’ UK gas and power marketing business, drove the transformation of TotalEnergies’ French commercial gas and power marketing business, and launched TotalEnergies’ commercial power marketing business in Spain. Mr. Fieldsend also set up TotalEnergies’ distributed generation business outside the United States, launching “at scale” operations in Europe, Middle East, Southeast Asia, and China. Prior to TotalEnergies, Mr. Fieldsend worked in European retail and business operations for American Express from 1987 to 1997.

Mr. Fieldsend earned a Bachelor of Arts from University of Hertfordshire, a Master of Science in Information Technology from University of Brighton, and an MBA.

Mr. Fieldsend serves as a Class II director, to serve until the Company’s annual meeting of stockholders to be held in 2025. He also serves as a member of the Nominating and Corporate Governance Committee of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: July 27, 2022	By:	/S/ MANAVENDRA S. SIAL
	Name:	Manavendra S. Sial
	Title:	Executive Vice President and Chief Financial Officer